UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2012

JOSHUA GOLD RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Bronte Road, Suite 121 Oakville, Ontario, Canada	L6L 3B7

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 354-9991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On October 4, 2012, Joshua Gold Resources Inc. (the “Company”) entered into and closed a mineral property acquisition agreement (the “Agreement”) with Brian McClay, a British Columbia, Canada resident (“McClay”), pursuant to which McClay agreed to sell to Company an undivided one hundred percent (100%) interest in and to certain mineral interests found on the Kenty Gold Property (as described in further detail below) located in the Townships of Swayze and Dore, Ontario, Canada (the “Conveyed Property”).  As consideration for the sale of the Conveyed Property, the Company agreed to deliver the following to McClay in the manner set forth below:

(a)

Closing Date.  Fifty Thousand and No/100 Dollars (CDN$50,000.00*) within three (3) business days following the closing date.

(b)

February 4, 2013.

(i)

One Hundred Thousand and No/100 Dollars (CDN$100,000.00**) on or before February 4, 2013; and

(ii)

Two Hundred Thousand (200,000) common shares of Company on or before February 4, 2013.

(c)

April 4, 2013.

(i)

One Hundred Fifty Thousand and No/100 Dollars (CDN$150,000.00***) on or before April 4, 2013; and

(ii)

Two Hundred Thousand (200,000) common shares of Company on or before April 4, 2013.

(d)

October 4, 2013.

(i)

Three Hundred Thousand and No/100 Dollars (CDN$300,000.00****) on or before October 4, 2013; and

(ii)

Two Hundred and Fifty Thousand (250,000) common shares of Company on or before October 4, 2013.

(e)

April 4, 2014.

(i)

Three Hundred Thousand and No/100 Dollars (CDN$300,000.00****) on or before April 4, 2014; and

(ii)

Two Hundred and Fifty Thousand (250,000) common shares of Company on or before April 4, 2014.

(f)

October 4, 2014.

(i)

Three Hundred Thousand and No/100 Dollars (CDN$300,000.00****) on or before October 4, 2014; and

(ii)

Two Hundred and Fifty Thousand (250,000) common shares of Company on or before October 4, 2014.

(g)

April 4, 2015.

(i)

Three Hundred Thousand and No/100 Dollars (CDN$300,000.00****) on or before April 4, 2015; and

(ii)

Five Hundred and Fifty Thousand (550,000) common shares of Company on or before April 4, 2015.

(h)

Reserve.  Upon completion of a NI 43-101 compliant Indicated Reserve of One Million (1,000,000) Troy Ounces of Gold (Aurum Metal) on the Conveyed Property, Company shall pay One Million and No/100 Dollars (CDN$1,000,000.00******) to McClay.

(i)

Production.

(i)

Upon production of One Million (1,000,000) Troy Ounces of Gold (Aurum Metal) from the Conveyed Property, Company shall pay One Million and No/100 Dollars (CDN$1,000,000.00******) to McClay.

(ii)

Upon production of Three Million (3,000,000) Troy Ounces of Gold (Aurum Metal) from the Conveyed Property, Company shall pay Two Million and No/100 Dollars (CDN$2,000,000.00********) to McClay.

(iii)

Upon production of Five Million (5,000,000) Troy Ounces of Gold (Aurum Metal) from the Conveyed Property, Company shall pay Two Million and No/100 Dollars (CDN$2,000,000.00********) to McClay.

(j)

Early Buyout Option.  Company shall have the option of early buyout within one year of execution for a cash payment of CDN$750,000***** and 750,000 common shares.

In addition, upon the Commencement of Commercial Production (as defined in the Agreement), Company shall pay to McClay a royalty in an amount equal to three percent (3%) of all Net Smelter Returns (as defined in the Agreement) on minerals mined from the Conveyed Property (the “Seller NSR”) on the terms and conditions as set out in the Agreement.  Notwithstanding the foregoing, at any point in time following the closing date and upon Company’s sole election, McClay shall sell to Company fifty percent (50%) of the Seller NSR for a purchase price of CDN$1,500,000.00*******.

The description of the transaction above is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

*CDN $50,000 is approximately USD $51,121 as of the date of this filing.

**CDN $100,000 is approximately USD $102,246 as of the date of this filing.

***CDN $150,000 is approximately USD $153,366 as of the date of this filing.

**** CDN $300,000 is approximately USD $306,745 as of the date of this filing.

***** CDN $750,000 is approximately USD $766,847 as of the date of this filing.

****** CDN $1,000,000 is approximately USD $1,022,548 as of the date of this filing.

******* CDN $1,500,000 is approximately USD $1,533,731 as of the date of this filing.

******** CDN $2,000,000 is approximately USD $2,045,003 as of the date of this filing.

Description of Kenty Gold Property

1. Location and Means of Access to the Property

The Kenty Gold Property consists of a contiguous block of 16 patented mining claims located on the Swayze – Dore Townships’ boundary line, Porcupine Mining Division, Province of Ontario, Canada.  15 of the Claims lie in the Northeast of Swazye Township, while 1 Claim is in Dore Township.  The Claim group lies 76 air-miles southwest of the mining centre of Timmins, Ontario, Canada.   Access is either from paved Highway 101 South on the Pallette Lumber Haulage Road, or North from the Eddy Paper Haulage Road, also along the New Mallette Lumber Road.

A small scale map of the Kenty Gold Property is shown below:

JOSHUA GOLD RESOURCES INC.
KENTY PROPERTY
PORCUPINE MINING DISTRICT - PROVINCE OF ONTARIO - CANADA

ONTARIO CANADA — Ministry of Northern Development and Mines — Provincial Mining Recorder's Office

Mining Land Tenure Map

Date / Time of Issue: Wed Oct 10 07:15:20 EDT 2012

TOWNSHIP / AREA	PLAN
SWAYZE	G-3249

ADMINISTRATIVE DISTRICTS / DIVISIONS

Mining Division	Porcupine
Land Titles/Registry Division	SUDBURY
Ministry of Natural Resources District	CHAPLEAU

Kenty Property
Porcupine
RANEY
ROLLO
COPPELL (A.E.R.)
NEWTON (A.E.R.)
SILK
DENYES
SWAYZE
DORE
HEENAN
GREENLAW
CUNNINGHAM
GARNET
BENTON
Rollo Lake
Ridley Lake
Little Rollo Lake
Coppell Lake
Newton Lake
Ackerman Lake
Kenty Lake
Heenan Lake
Heenan Creek
Swayze River
UTM Zone 17
5000m grid

TOPOGRAPHIC

- Administrative Boundaries
- Township
- Concession, Lot
- Provincial Park
- Indian Reserve
- Cliff, Pit & Pile
- Contour
- Mine Shafts
- Mine Headframe
- Railway
- Road
- Trail
- Natural Gas Pipeline
- Utilities
- Tower

Land Tenure

Freehold Patent
- Surface And Mining Rights
- Surface Rights Only
- Mining Rights Only

Leasehold Patent
- Surface And Mining Rights
- Surface Rights Only
- Mining Rights Only

Licence of Occupation
- Uses Not Specified
- Surface And Mining Rights
- Surface Rights Only
- Mining Rights Only

- Land Use Permit
- Order in Council (Not open for staking)
- Water Power Lease Agreement
- 1234567 Mining Claim
- 1234567 Filed Only Mining Claims

LAND TENURE WITHDRAWALS

1234 Areas Withdrawn from Disposition

Mining Acts Withdrawal Types
- Wsm Surface And Mining Rights Withdrawn
- Ws Surface Rights Only Withdrawn
- Wm Mining Rights Only Withdrawn

Order In Council Withdrawal Types
- W'sm Surface And Mining Rights Withdrawn
- W's Surface Rights Only Withdrawn
- W'm Mining Rights Only Withdrawn

Ns IMPORTANT NOTICES

Scale 1:100573

1km 0km 3km

Those wishing to stake mining claims should consult with the Provincial Mining Recorders' Office of the Ministry of Northern Development and Mines for additional information on the status of the lands shown hereon. This map is not intended for navigational, survey, or land title determination purposes as the information shown on this map is compiled from various sources. Completeness and accuracy are not guaranteed. Additional information may also be obtained through the local Land Titles or Registry Office, or the Ministry of Natural Resources.

The information shown is derived from digital data available in the Provincial Mining Recorders' Office at the time of downloading from the Ministry of Northern Development and Mines web site.

General Information and Limitations

Contact information:
Provincial Mining Recorders' Office
Willet Green Miller Centre 933 Ramsey Lake Road
Sudbury ON P3E 6B5
Home Page: www.mndm.gov.on.ca/MNDM/MINES/LANDS/mlsmnpge.htm

Toll Free
Tel: 1 (888) 415-9845 ext 5742
Fax: 1 (877) 670-1444

Map Datum: NAD 83
Projection: UTM (6 degree)
Topographic Data Source: Land Information Ontario
Mining Land Tenure Source: Provincial Mining Recorders' Office

This map may not show unregistered land tenure and interests in land including certain patents, leases, easements, right of ways, flooding rights, licences, or other forms of disposition of rights and interest from the Crown. Also certain land tenure and land uses that restrict or prohibit free entry to stake mining claims may not be illustrated.

Description of the Property

PROVINCE OF ONTARIO, CANADA – PORCUPINE MINING DISTRICT

RECORDED HOLDER

TOWNSHIP	MINING LEASE/CLAIM NUMBER #
SWAYZE	S20704
SWAYZE	S20703
SWAYZE	S20702
SWAYZE	S20707
SWAYZE	S20706
SWAYZE	S20705
SWAYZE	S20710
SWAYZE	S20709
SWAYZE	S20708
SWAYZE	S20713
SWAYZE	S20712
SWAYZE	S20711
SWAYZE	S20716
SWAYZE	S20715
SWAYZE	S20714
DORE	S20835

2. Description of Title, Claim, Lease or Option

The Kenty Gold Property is a block of 16 contiguous patented mining claims, registered in the name of the beneficial and 100% owner, Brian A. McClay of Vancouver, Canada.

On October 4, 2012 – Joshua Gold Resources Inc. entered into the option agreement to acquire 100% of the Kenty Gold Property from Brian A. McClay for consideration of: $1,500,000 (CAD) in payments over the course of 30 months and 1,700,000 common shares of the company.  After the completion of the option, Joshua Gold Resources Inc. will be the beneficial owner of the Property and Title to the Property will be transferred from Brian A. McClay to Joshua Gold Resources Inc.

3. Description of Previous Operations

Gold was initially discovered in the Swayze Greenstone Belt in 1910 and later, in 1930, by the Kenty Brothers on the Kenty Gold Property, this discovery led to the formation of Kenty Gold Mines Ltd. in an attempt to develop the property via two 500 foot plus vertical shafts, which were followed by extensive drifting and underground sampling.  In 1936 a five ton stamp mill was operated.

From 1947-1949, Erndale Mines Limited installed a 100 ton per day mill, Erndale re-sampled the surface showings – de-watered the number 1 shaft, re-sampled the underground workings, slashed the underground sections available and raised from the 375 foot level, bulk sampled 500 pounds of vein material from surface and underground.  The sample averaged 0.82 Ounces per ton Au (Aurum Metal/Gold).  Mill testing at Lakefield at the same time indicated an 82 percent recovery of the gold by amalgamation alone.  In 1950 Erndale Mines Limited completed an exploration work program after which, from 1950-1983, the property lay idle.  From 1983-1984, Heron Resources Ltd acquired the Property and completed de-watering of the Number 1 Shaft, underground surface sampling, surface stripping and completed additional Geophysical, Geochemical and Geological Surveys, Heron Resources Ltd. also completed a total of 15 surface Diamond Drill Holes (totaling 5031 Feet), further work was recommended, but the company lost control of the property.  At least 21 Gold-Quartz-Carbonate Vein Systems were discovered on the property through historical exploration through to 1984 and are mapped and known on the property.  In 1986-1987 Emerald Isle Resources Inc. commenced an extensive gold exploration program on the Kenty Gold Property consisting of extensive stripping, mapping, surface chip and bulk sampling program plus a 28 hole surface diamond drilling program (totaling 9589.1 Feet), this program is documented in reports filed with the former Ontario Ministry of Mines, now the Ontario Ministry of Northern Development Mines and Forestry.   A Bulk Muck Sample of 80 tons returned an average grade of 34.7 g/t Au from work recorded in 1987 (CONSTABLE REPORT, 1987).

4. Description of the present condition of the Kenty Gold Property

(i) The subject Kenty Gold Property lies in the Canadian Precambrian Shield, Superior Province and has a typical topography; consisting of low rounded hills interrupted by frequent irregular areas of cedar and/or alder swamps, the swampy areas contain assorted grasses, cedar and alders, while the highland’s cover is a mixture of mature and immature stands of jackpine, whitepine, poplar, spruce, birch and tamarack.  Overburden is generally thin, seldom exceeding 20 feet.  Outcrop coverage is less than 5 percent of the total area. At present there is access through lumber roads to the Property, and overgrown gravel roads on the property.  There are two covered and caged mine shafts, Shaft 1 and Shaft 2 respectively that are watered.  The Property contains a historical pit used for surface sampling.  To date the registrant has only completed a site visit to the property.  No other work has been completed by the company to date.  A site visit by a qualified engineer coupled with amalgamation of historical data and records will result in a work plan going forward.   There are both underground and above ground historical mining operations.  The property contains historical reserves only, which are not eligible under SEC Industry Guidelines as quantifiable reserves, therefore there are no known technically compliant reserves on the property at present.

(ii) Historical equipment has been remediated from the site.  Electricity is sourced through Diesel Generators on site in an equipment facility.

5. Description of the Rock Formations and Mineralization of existing or potential economic significance on the property.

The Kenty Gold Property lies in the Swayze Greenstone Belt, part of the Superior Province of the Canadian Precambrian Shield.  The Swayze Greenstone Belt consists of a sequence of intercalated archean metavolcanic and metasediments intruded by younger archean felsic and mafic intrusions.  This belt represents the probable western extremity of the Abitibi “Super” Greenstone Belt, which has been the locus of much of Canada’s base metal and Gold production; and several World-Class Gold Deposits, such as the Kerr Addison, Holling, Dome and McIntyre Mines.  The stratigraphic sequence of the Swayze Belt is dominated by Sub-Aqueous Mafic flows and assorted fragmentals with several intermidate-felisic-eruptive centres, one such eruptive centre is located in Swayze Township and a second in the Kenogaming-Penhowrood Townships.  Extensive amounts of the clastic and chemical interflow and distal sediments are included in the Stratigraphy, including major banded iron formations.  A variety of synvolcanic to post-volcanic intrustions have intruded the supercrustal rocks.  The volcanics represent a cycle from older Tholeiitic and Komatiitic flows upward.  The rocks of the Swayze belt strike dominantly east-west and dip steeply, at least one major fold episode has affected the rocks, folding them tightly around east-west axes.  This folding has caused a pervasive SI cleavage plane in some rock units.   Faults are dominantly North to Northwest-Trending and steeply to vertically dipping, any East-West fault zones are/of necessity, difficult to delineate.  Faulting is likely Syn- or Post-Folding, Regional Metamorphism is generally lower or upper greenschist facies, but in detail may be overprinted by contact metamorphic haloes related to later intrusions.  Gold in the Swayze belt occurs in several geological environments:

(A) Native gold in quartz veins in volcanics, sediments and intrusions

(B) Gold in pyritized shear zones, related and unrelated to intrusive contacts

(C) Gold in replacement zones in intrusions

(D) Gold in iron formations and other chemical sediments

(E) Gold in carbonated pyritized tuffs and sediments

The Kenty Gold Property consists of, North to South; Intermediate and Mafic Iron Tholeiites to Felsic Flows and Tuffs and finally, a Paraconformable Feldspar Porphyry, extensive interflow Wackes and Argillites are also present on the peroperty as well as numerous feldspar Porphyry Dykes, Mafic Dykes of Dioritic to Gabbroic composition intrude all other rock unit.  There are at least 21 distinct Gold-Quartz-Carbonate veins on the Kenty Gold Property.  They can be hosted by most rock types but are most frequently hosted by Magnetite-rich Mafic Flows (Iron-Rich Tholeiits) or a Fine-Grained contact phase of the Feldspar Porphyry Intrusion.  The gold veins have two distinct strike-trends; A North 60 East set with steep to moderate southerly dips and a North-striking set which dips steeply.  The former vein set is most common and economically most important, the veins bifucate, coalese, pinch and swell.   But nowhere was fault displacement exposed, the Veins’ widths range from inches to several feet, averaging 3 or 4 feet.  The veins contain white quartz, calcite, ankerite, pyrite, chalcopyrite, galena, specular hematite, sphalerite, molybdenite, tournaline and native gold.  Coarse to fine native gold was observed in the main veins and in narrow veinlets in the wallrock.  The veins may also be complex or simple veins or even quartz stockworks.  Within the main quartz veins historically thre are erratic, coarse grained native gold pods which run several tens of ounces to the ton gold.   Gold occurs in the veins as coarse grains of gold erratically concentrated in high grade pods wthin the extensive vein systems.  Certificates of assay from the Ontario Departments of Mines’ Laboratories in 1946 on Kenty vein material, ranged from 0.40 to 117.70 ounces per ton gold (CONSTABLE REPORT, 1987).

The Constable Report, as cited herein, was prepared by David Constable in May of 1987 and is on file with the Government of the Province of Ontario Ministry of Northern Development, Mines and Forestry (the “Constable Report”). A copy of the Constable Report is included on the company’s website at www.joshuagold resources.com.

Item 2.01

Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure required by this item is included in Item 1.01 hereof and is incorporated herein by reference. The shares of common stock of the Company to be issued pursuant to the Agreement will be issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit

Description

10.1

Mineral Property Acquisition Agreement, by and between Company and McClay, entered into on October 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Joshua Gold Resources Inc.
(Registrant)

Date: October 10, 2012	By:	/S/ Benjamin Ward
Benjamin Ward President, CEO and Director